WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2004
                AS SUPPLEMENTED JULY 9, 2004 AND NOVEMBER 5, 2004


         The Small Cap Growth Fund (the "Fund") is open to certain investors effective November 5, 2004. If you fit into one of the investor categories described below, you may invest in the Fund.

         You may purchase Fund shares if you are:

         -        A current Fund shareholder;

         - An investor who has previously entered into a letter of intent with the Fund or the Distributor;

         - A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option;

         - A wrap fee program or financial advisory firm charging asset-based fees with existing accounts purchasing shares on behalf of new and existing clients; or

         - A client who maintains a brokerage or managed account with William Blair & Company, L.L.C.

         These restrictions apply to investments made directly with William Blair and Company, L.L.C. and investments made through financial institutions and/or intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Exchanges into the Fund from other William Blair Funds are not permitted, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.





                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606